UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2020, the Company entered into a Securities Purchase Agreement (the “SPA”), with a certain existing institutional investor (the “Purchaser”) pursuant to which, subject to the satisfaction of certain closing conditions, on the Closing Date (as defined below), the Company agreed to sell, in a private placement transaction (the “Financing”), for a cash purchase price of $15.0 million, the Company’s 8.5% Subordinated Secured Convertible Note in the principal amount of $15.0 million (the “Note”). In addition, on the Closing Date, the Company agreed to issue to the Purchaser 500,000 shares (the “Shares”) of its common stock, $0.001 par value per share (the “Common Stock”). The Note and the Shares will be issued in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Note shall mature on the 2nd anniversary of the Closing Date, accrue interest at 8.5% per year, payable quarterly in cash in arrears, and shall be convertible into shares of Common Stock at a conversion price of $5.00 per share at the Purchaser’s option, subject to certain customary adjustments such as stock splits, stock dividends and stock combinations (the “Conversion Price”).

The closing of the Financing (the “Closing”) is subject to various customary closing conditions and other conditions, including, among others, consummation by the Company of an acquisition of a certain target company as agreed to by the Purchaser (the “Target”) in a manner and on a structure and terms and conditions reasonably satisfactory to the Purchaser, and either the Company (x) obtaining its current senior lender’s consent to the transaction contemplated by the Financing Documents (as defined below), and the Purchaser entering into a subordination agreement with the senior lender in the form acceptable to the Purchaser and the senior lender, pursuant to which the Note shall be subordinated to the senior debt of the Company, (y) repaying in full the outstanding obligations to its senior lender and the agreements with the senior lender being terminated, or (z) replacing its senior lender’s loan arrangement with another senior lender satisfactory to the Purchaser in its sole discretion, which arrangement shall be on terms equal to or better than such arrangement and the agreements with the senior lender, all as more fully set forth in the SPA.

At the Company’s election and subject to certain limitations, the Company shall also have the right to pay interest under the Note in shares of Common Stock. If the Company elects to pay any interest in shares of Common Stock, then, the shares shall be delivered based on a price equal to the lesser of (a) a 10% discount to the average of the three lowest daily volume weighted average prices of the Common Stock over the 20 trading days preceding the payment date, or (b) the Conversion Price, subject to a certain minimum price per share and if certain conditions are met. The Company will not have the right to prepay any or all of the Note.

The Company’s obligations under the Note could be accelerated upon the occurrence of certain customary events of default or a Change of Control Transaction (as defined in the Note). The Company’s obligations under the Note will be guaranteed under a Subsidiary Guarantee, dated as of the Closing Date (the “Subsidiary Guarantee”), to be entered by all of its subsidiaries in favor of the Purchaser (the “Guarantors”). The Company’s obligations under the Note and the Guarantors’ obligations under the Subsidiary Guarantee will be secured under a Security Agreement, dated as of the Closing Date (the “Security Agreement”), by a lien on all of the Company’s and the Guarantors’ assets, subject to certain exceptions. The Company and the Purchaser agreed to enter into the Subsidiary Guarantees and the Security Agreement on or before the date of the Closing (the “Closing Date”) in such forms as shall be agreed to by them on or before the Closing Date. The Note contains customary affirmative and restrictive covenants and representations and warranties, including limitations on organizational document amendments, issuance of disqualified stock, stock repurchases, dividends, the creation of subsidiaries, affiliate transactions, deposit accounts and certain other matters.

The Company and the Purchaser also agreed to enter into a Registration Rights Agreement, dated as of the Closing Date (the “RRA”), which shall grant the Purchaser “demand” and “piggyback” registration rights to register the shares of Common Stock issuable upon the conversion of the Note and the Shares with the U.S. Securities and Exchange Commission (the “SEC”) for resale or other disposition. Pursuant to the RRA, the Company would be required to file with the SEC a resale Registration Statement on Form S-3 (or another suitable form), and have such Registration Statement be declared effective by the SEC, within such period after the Closing Date as shall be agreed to in the RRA.

There can be no assurance that the Financing and/or the proposed acquisition of the Target will be consummated or as to the date by which the Financing and/or the proposed acquisition of the Target may be consummated, if at all.

The foregoing descriptions of the SPA, the Note, the Subsidiary Guarantee, the Security Agreement and the RRA (collectively, the “Financing Documents”) do not purport to be complete and are qualified in their entirety by reference to the full texts of the SPA and the form of the Note which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Financing Documents will be made only for purposes of such agreement and as of specific dates, will be solely for the benefit of the parties to the Financing Documents, and may be subject to exceptions and limitations agreed upon by the contracting parties. Accordingly, the Financing Documents are incorporated herein by reference only to provide investors with information regarding the terms of the Financing Documents, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The Notes and the Shares will be issued in transactions that will not registered under the Securities Act, in reliance upon applicable exemptions from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

The Company cautions you that this Current Report and the Exhibits attached hereto contain “forward-looking statements.” Statements in this Current Report and the Exhibits attached hereto that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including, without limitation, statements regarding the proposed Financing and the proposed acquisition of the Target. These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of the Company’s revenue; the Company’s ability to consummate the proposed Financing and proposed acquisition of the Target and the timing of the closing of the proposed Financing, proposed acquisition of the Target and any related transactions, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed Financing and/or proposed acquisition of the Target will not occur; the Company’s ability to attract, maintain and increase the number of its users and paid subscribers; identifying, acquiring, securing and developing content; the Company’s ability to successfully implement its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; the outcome(s) of any legal proceedings pending or that may be instituted against the Company and/or its subsidiaries; the Company’s ability to generate sufficient cash flow to make payments on its indebtedness; the effect of the global Covid-19 pandemic; changes in economic conditions; competition; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the SEC on June 26, 2020, and the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof and the Company disclaims any obligations to update these statements, except as may be required by law.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1*	Form of 8.5% Subordinated Secured Convertible Note.
10.1*†	Securities Purchase Agreement, dated as of July 2, 2020, between the Company and the Purchaser.

*	Filed herewith.
†	Certain confidential information has been omitted or redacted from this exhibit that is not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: July 6, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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